Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$3.19	$2.85	$2.42	$1.52	$1.28	$1.11	$(0.01)	$1.11
Notable items impact on earnings per share(a)	0.78	(0.79)	(0.80)	(0.22)	0.14	0.07	(0.69)	0.40
Adjusted diluted net earnings per share(a)	$2.41	$3.64	$3.22	$1.74	$1.14	$1.04	$0.68	$0.71
Diluted weighted average # of shares outstanding	370.1	363.1	347.7	343.8	338.7	333.7	332.0	327.7

Total Net Sales	$3,922	$5,373	$5,348	$4,481	$3,604	$3,395	$3,548	$3,149
Cost of goods sold	2,483	3,526	3,846	3,512	2,934	2,824	3,139	2,589
Gross Margin	$1,439	$1,847	$1,502	$969	$670	$571	$409	$560
SG&A	133	108	124	133	127	130	120	123
Other operating (income) expense(p)	50	65	224	136	(2)	72	144	158
Operating earnings	$1,256	$1,674	$1,154	$700	$545	$369	$145	$279
Interest expense, net	(40)	(34)	(31)	(34)	(41)	(36)	(17)	(35)
Consolidated foreign currency gain/(loss)	311	(227)	(61)	75	51	149	(97)	91
Earnings from consolidated companies before income taxes	1,527	1,377	1,061	677	546	474	(19)	324
Provision for (benefit from) income taxes	372	369	277	206	118	108	(6)	(44)
Earnings (loss) from consolidated companies	$1,155	$1,008	$784	$471	$428	$366	$(13)	$368
Equity in net earnings (loss) of nonconsolidated companies	31	36	72	57	31	13	16	—
Less: Net earnings (loss) attributable to noncontrolling interests	4	8	14	5	24	10	7	3
Net earnings (loss) attributable to Mosaic	$1,182	$1,036	$842	$523	$435	$369	$(4)	$365
After tax Notable items included in earnings	$288	$(286)	$(277)	$(75)	$46	$22	$(231)	$131

Gross Margin Rate	37%	34%	28%	22%	19%	17%	12%	18%

Effective Tax Rate (including discrete tax)	24%	27%	26%	30%	22%	23%	32%	(14)%
Discrete Tax benefit (expense)	$9	$(14)	$(12)	$(9)	$14	$10	$17	$2

Depreciation, Depletion and Amortization	$226	$245	$229	$233	$220	$244	$239	$257
Accretion Expense	$20	$20	$19	$22	$23	$23	$23	$27
Share-Based Compensation Expense	$16	$(1)	$6	$6	$12	$9	$6	$6
Notable Items	$(374)	$361	$354	$84	$(66)	$(32)	$335	$—
Adjusted EBITDA(b)	$1,451	$2,028	$1,686	$1,051	$777	$744	$594	$646

Net cash provided by (used in) operating activities	$506	$1,585	$889	$956	$149	$1,073	$647	$538
Cash paid for interest (net of amount capitalized)	4	80	3	83	8	80	5	76
Cash paid for income taxes (net of refunds)	259	233	253	370	226	147	49	(36)
Net cash used in investing activities	$(297)	$(265)	$(355)	$(343)	$(221)	$(312)	$(422)	$(362)
Capital expenditures	(291)	(263)	(354)	(341)	(322)	(310)	(412)	(359)
Net cash (used in) provided by financing activities	$(125)	$(1,331)	$(650)	$(573)	$(209)	$(607)	$(254)	$(411)
Cash dividends paid	(41)	(54)	(51)	(51)	(152)	(68)	(66)	(65)
Effect of exchange rate changes on cash	$31	$(33)	$(20)	$(8)	$4	$9	$(10)	$(6)
Net change in cash and cash equivalents	$115	$(44)	$(135)	$32	$(277)	$164	$(39)	$(241)

Short-term debt	$481	$17	$201	$225	$855	$229	$300	$400
Long-term debt (including current portion)	3,977	3,960	3,959	3,397	3,389	3,393	3,357	3,362
Cash & cash equivalents	882	839	703	735	465	626	591	349
Net debt	$3,576	$3,138	$3,457	$2,887	$3,779	$2,996	$3,066	$3,413

Segment Contributions (in millions)
Phosphates	$1,496	$1,801	$1,577	$1,310	$1,382	$1,286	$986	$1,070
Potash	1,060	1,580	1,432	1,136	907	849	720	758
Mosaic Fertilizantes	1,488	2,260	2,629	1,910	1,343	1,419	1,731	1,192
Corporate and Other(c)	(122)	(268)	(290)	125	(28)	(159)	111	129
Total net sales	$3,922	$5,373	$5,348	$4,481	$3,604	$3,395	$3,548	$3,149

Phosphates	$493	$578	$131	$145	$266	$146	$(58)	$21
Potash	563	915	793	497	402	328	200	222
Mosaic Fertilizantes	187	420	323	(20)	(32)	(20)	77	50
Corporate and Other(c)	13	(239)	(93)	78	(91)	(85)	(74)	(14)
Consolidated operating earnings (loss)	$1,256	$1,674	$1,154	$700	$545	$369	$145	$279

Phosphates(d)	1,661	1,675	1,651	1,571	1,836	1,922	1,651	1,582
Potash(d)	1,792	2,304	2,142	1,863	1,910	2,163	2,220	2,577
Mosaic Fertilizantes	1,822	2,320	2,824	2,472	2,080	2,385	3,060	2,158
Corporate and Other	370	533	221	466	420	359	482	618
Total finished product tonnes sold ('000 tonnes)	5,645	6,832	6,838	6,372	6,246	6,829	7,413	6,935
Sales of Performance Products (third party) ('000 tonnes) (e)	711	741	790	1,265	819	977	1,305	1,044

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,496	$1,801	$1,577	$1,310	$1,382	$1,286	$986	$1,070
Cost of Goods Sold	968	1,159	1,219	1,078	1,123	1,070	899	931
Gross Margin	$528	$642	$358	$232	$259	$216	$87	$139
Notable Items Included in Gross Margin	—	—	(9)	(30)	—	(31)	—	(28)
Adjusted Gross Margin(b)	$528	$642	$367	$262	$259	$247	$87	$167

SG&A	8	10	8	15	10	11	10	11
Other operating (income) expense	27	54	219	72	(17)	59	135	107

Operating Earnings	$493	$578	$131	$145	$266	$146	$(58)	$21
Plus: Depreciation, Depletion and Amortization	120	133	121	111	116	129	117	124
Plus: Accretion Expense	13	14	13	15	16	16	16	19
Plus: Foreign Exchange Gain (Loss)	(7)	—	3	(4)	(2)	(2)	4	(1)
Plus: Other Non operating Income (Expense)	—	(24)	1	(9)	—	(1)	(6)	(9)
Plus: Dividends from equity investments	—	—	—	—	25	—	—	—
Less: Earnings (loss) from Consolidated Noncontrolling Interests	4	9	14	5	25	12	8	2
Plus: Notables Items	17	66	226	95	(14)	109	136	107
Adjusted EBITDA(b)	$632	$758	$481	$348	$382	$385	$201	$259

Capital expenditures	$148	$157	$168	$159	$142	$119	$157	$208
Gross Margin $ / tonne of finished product	$318	$383	$217	$148	$141	$112	$53	$88
Adjusted Gross Margin $ / tonne of finished product	$318	$383	$222	$167	$141	$129	$53	$106
Gross margin as a percent of sales	35%	36%	23%	18%	19%	17%	9%	13%

Freight included in finished goods (in millions)	$90	$94	$98	$95	$96	$102	$92	$105
Idle/Turnaround costs (excluding notable items)	$31	$79	$79	$70	$42	$34	$25	$32

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	917	814	824	844	1,022	928	913	762
Performance products(f)	659	780	750	640	740	919	673	741
Other products(i)	85	81	77	87	74	75	65	79
Total Finished Product(d)	1,661	1,675	1,651	1,571	1,836	1,922	1,651	1,582

DAP selling price (fob plant)(r)	$785	$920	$809	$722	$660	$585	$487	$552
Average finished product selling price (destination)(g)	$877	$1,048	$924	$794	$717	$634	$569	$658

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,745	1,636	1,664	1,602	1,836	1,660	1,593	1,479
Operating Rate	70%	66%	67%	65%	74%	67%	64%	60%

Raw Materials
Ammonia used in production (tonnes)	258	236	236	243	274	240	234	209
% manufactured ammonia used in production	34%	22%	5%	42%	29%	44%	32%	53%
Sulfur used in production	818	764	781	745	840	771	735	549
% prilled sulfur used in production	11%	5%	—%	3%	7%	11%	5%	6%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$532	$591	$665	$653	$605	$441	$353	$366
Sulfur (long ton)(k)	$281	$385	$436	$348	$236	$195	$156	$152
Blended rock	$61	$64	$68	$78	$77	$79	$81	$77

Phosphates cash conversion costs / production tonne(s)	$76	$86	$85	$96	$96	$105	$105	$118
Cash costs of U.S. mined rock / production tonne(t)	$50	$46	$41	$48	$58	$56	$56	$56

ARO cash spending (in millions)	$33	$28	$33	$43	$41	$41	$42	$41

MWSPC equity earnings (loss)	$31	$34	$72	$58	$31	$10	$17	$—
MWSPC total sales tonnes (DAP/MAP/NPK)	592	413	599	684	762	649	771	722

Miski Mayo external sales revenue	$26	$21	$33	$38	$41	$47	$33	$18

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,060	$1,580	$1,432	$1,136	$907	$849	$720	$758
Cost of Goods Sold	481	652	633	598	494	513	510	503
Gross Margin	$579	$928	$799	$538	$413	$336	$210	$255
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$579	$928	$799	$538	$413	$336	$210	$255

SG&A	7	8	6	9	8	7	6	8
Other operating (income) expense (p)	9	5	—	32	3	1	4	25

Operating Earnings	$563	$915	$793	$497	$402	$328	$200	$222
Plus: Depreciation, Depletion and Amortization	77	81	76	73	70	74	66	89
Plus: Accretion Expense	2	2	2	2	2	2	2	3
Plus: Foreign Exchange Gain (Loss)	17	(23)	(19)	6	3	23	(26)	41
Plus: Other Non operating Income (Expense)	—	—	—	—	—	—	(43)	(2)
Plus: Notable Items	(8)	23	19	19	(3)	(19)	68	(31)
Adjusted EBITDA(b)	$651	$998	$871	$597	$474	$408	$267	$322

Capital expenditures	$65	$67	$78	$72	$93	$74	$85	$105
Gross Margin $ / tonne of finished product	$323	$403	$373	$289	$216	$155	$95	$99
Adjusted Gross Margin $ / tonne of finished product	$323	$403	$373	$289	$216	$155	$95	$99
Gross margin as a percent of sales	55%	59%	56%	47%	46%	40%	29%	34%

Supplemental Cost Information
Canadian resource taxes	$157	$274	$258	$238	$121	$95	$86	$102
Royalties	$27	$32	$31	$24	$19	$13	$9	$13
Freight(l)	$70	$76	$55	$66	$80	$94	$99	$78
Idle/Turnaround costs (excluding notable items)	$15	$9	$13	$24	$22	$35	$37	$3

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,532	2,045	1,952	1,707	1,696	1,883	2,031	2,359
Performance products(m)	243	245	178	143	201	270	177	207
Other products(i)	17	14	12	13	13	10	12	11
Total Finished Product(d)	1,792	2,304	2,142	1,863	1,910	2,163	2,220	2,577

Crop Nutrients North America	618	727	439	594	739	881	1,129	773
Crop Nutrients International	1,020	1,415	1,574	1,145	1,053	1,144	1,007	1,666
Non-Agricultural	154	162	129	125	118	138	84	138
Total Finished Product(d)	1,792	2,304	2,142	1,863	1,910	2,163	2,220	2,577

MOP selling price (fob mine)(o)	$582	$678	$666	$581	$421	$326	$266	$243
Average finished product selling price (destination)(g)	$591	$686	$669	$610	$475	$392	$324	$294

Production Volumes ('000 tonnes)
Production Volume	2,200	2,436	2,266	2,151	1,944	1,921	1,854	2,527
Operating Rate	80%	87%	81%	77%	69%	69%	66%	90%

MOP cash costs of production excluding brine / production tonne(n)	$81	$78	$78	$76	$81	$74	$73	$66
ARO cash spending (in millions)	$18	$13	$11	$5	$3	$3	$3	$2

Average CAD / USD	$1.267	$1.276	$1.304	$1.358	$1.352	$1.343	$1.342	$1.361

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,488	$2,260	$2,629	$1,910	$1,343	$1,419	$1,731	$1,192
Cost of Goods Sold	1,269	1,810	2,281	1,882	1,344	1,406	1,625	1,098
Gross Margin	$219	$450	$348	$28	$(1)	$13	$106	$94
Notable Items Included in Gross Margin	(18)	—	14	(1)	—	(13)	(2)	(3)
Adjusted Gross Margin(b)	$237	$450	$334	$29	$(1)	$26	$108	$97

SG&A	21	27	25	29	26	29	26	29
Other operating (income) expense	11	3	—	19	5	4	3	15

Operating Earnings	$187	$420	$323	$(20)	$(32)	$(20)	$77	$50
Plus: Depreciation, Depletion and Amortization	25	27	28	45	32	38	54	41
Plus: Accretion Expense	4	4	4	5	5	5	5	5
Plus: Foreign Exchange Gain (Loss)	119	(83)	(66)	38	23	73	(48)	32
Plus: Other Non operating Income (Expense)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	—	(1)	—	—	—	(2)	—	—
Plus: Notable Items	(101)	76	55	(38)	(24)	(31)	60	(16)
Adjusted EBITDA(b)	$233	$444	$343	$29	$3	$66	$147	$111

Capital expenditures	$75	$39	$92	$100	$87	$63	$118	$68
Gross Margin $ / tonne of finished product	$120	$194	$123	$11	$(1)	$5	$35	$44
Adjusted Gross Margin $ / tonne of finished product	$130	$194	$118	$12	$(1)	$11	$35	$45
Gross margin as a percent of sales	15%	20%	13%	1%	—%	1%	6%	8%
Idle/Turnaround costs (excluding notable items)	$9	$30	$44	$29	$11	$30	$28	$26

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	737	638	488	505	510	611	622	492
Potash produced in Brazil	46	46	33	40	44	44	62	45
Purchased nutrients for distribution(q)	1,039	1,636	2,303	1,927	1,526	1,730	2,376	1,621
Total Finished Product	1,822	2,320	2,824	2,472	2,080	2,385	3,060	2,158

Sales of Performance Products ('000 tonnes)(e)	$155	$290	$574	$473	$211	$283	$660	$341

Brazil MAP price (Brazil production delivered price to third party)	$882	$1,021	$866	$663	$669	$653	$533	$580
Average finished product selling price (destination)(g)	$817	$974	$931	$773	$646	$595	$566	$552

Production Volumes ('000 tonnes)
MAP	261	266	174	261	235	219	160	256
TSP	131	129	85	82	106	88	131	50
SSP	312	275	343	332	283	240	321	316
DCP	127	85	114	126	108	133	133	120
NPK	64	55	25	49	45	56	62	32
Total phosphate tonnes produced	895	810	741	851	777	736	807	774
MOP	94	38	69	100	82	61	106	114

Phosphate operating rate	92%	83%	76%	87%	78%	74%	81%	77%
Potash operating rate	72%	29%	55%	80%	65%	49%	85%	91%

Realized Costs ($/tonne)
Ammonia/tonne(j)	$1,145	$1,396	$1,267	$1,354	$1,150	$912	$667	$655

Sulfur (long ton)(k)	$337	$384	$432	$402	$278	$258	$219	$179
Blended rock	$105	$102	$106	$106	$124	$128	$117	$117

Purchases ('000 tonnes)
DAP/MAP from Mosaic	102	102	30	38	146	117	20	58
MicroEssentials® from Mosaic	248	448	370	205	277	427	152	163
Potash from Mosaic/Canpotex	398	663	798	417	235	756	672	404

Phosphate cash conversion costs in BRL, Production / tonne(s)	R$403	R$506	R$533	R$483	R$538	R$540	R$495	R$546
Potash cash conversion costs in BRL, production / tonne	R$1,296	R$2,285	R$1,591	R$1,176	R$1,455	R$1,701	R$1,143	R$1,064
Mined rock costs in BRL, cash produced / tonne	R$557	R$500	R$525	R$632	R$606	R$533	R$498	R$548
ARO cash spending (in millions)	$2	$4	$5	$11	$3	$4	$6	$7

Average BRL / USD	$5.235	$4.917	$5.244	$5.255	$5.196	$4.954	$4.880	$4.953

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(122)	$(268)	$(290)	$125	$(28)	$(159)	$111	$129
Cost of Goods Sold	(235)	(95)	(287)	(46)	(27)	(165)	105	57
Gross Margin (Loss)	$113	$(173)	$(3)	$171	$(1)	$6	$6	$72
Notable items Included in Gross Margin	100	(62)	(76)	14	(1)	34	(45)	40
Adjusted Gross Margin (Loss)(b)	$13	$(111)	$73	$157	$—	$(28)	$51	$32

SG&A	97	63	85	80	83	83	78	75
Other operating (income) expense	3	3	5	13	7	8	2	11

Operating Earnings (Loss)	$13	$(239)	$(93)	$78	$(91)	$(85)	$(74)	$(14)
Plus: Depreciation, Depletion and Amortization	4	4	4	4	2	3	2	3
Plus: Share-Based Compensation Expense	16	(1)	6	6	12	9	6	6
Plus: Foreign Exchange Gain (Loss)	182	(121)	21	34	27	54	(26)	19
Plus: Other Non operating Income (Expense)	2	(11)	(1)	(53)	(7)	(5)	—	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	—	—	—	—	—	—	—	—
Plus: Notable Items	(282)	196	54	8	(25)	(91)	71	(60)
Adjusted EBITDA(b)	$(65)	$(172)	$(9)	$77	$(82)	$(115)	$(21)	$(46)

Elimination of profit in inventory income (loss) included in COGS	$(76)	$(180)	$104	$171	$20	$35	$45	$16
Unrealized gain (loss) on derivatives included in COGS	$100	$(59)	$(76)	$14	$(1)	$34	$(45)	$41

Operating Data
Sales volumes ('000 tonnes)	370	533	221	466	420	359	482	618
Sales of Performance Products ('000 tonnes)	1	14	9	6	—	—	—	—

Average finished product selling price (destination)(g)	$597	$732	$720	$692	$636	$478	$423	$414

Purchases ('000 tonnes)
DAP/MAP from Mosaic	—	—	6	47	—	31	—	—
MicroEssentials® from Mosaic	15	—	15	1	16	3	—	2
Potash from Mosaic/Canpotex	220	471	332	337	296	126	—	345

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q4 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$79	$(16)	$0.20
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	40	(7)	0.10
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	2	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(3)	1	(0.01)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(7)	2	(0.02)
ARO Adjustment	Phosphate	Other operating income (expense)	(4)	1	(0.01)
Environmental reserve	Phosphate	Other operating income (expense)	(64)	11	(0.16)
Land reclamation	Phosphate	Cost of goods sold	(28)	5	(0.07)
ARO adjustment	Potash	Other operating income (expense)	(10)	2	(0.02)
Tax law change	Mosaic Fertilizantes	(Provision for) benefit from income taxes	—	136	0.42
Total Notable Items			$(6)	$137	$0.40

Q3 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(107)	$27	$(0.23)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(45)	12	(0.10)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(2)	1	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(6)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(123)	32	(0.28)
Environmental reserve	Phosphate	Other operating income (expense)	(3)	1	(0.01)
Pension plan termination settlement	Potash	Other non-operating income (expense)	(42)	10	(0.10)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	22	0.07
Total Notable Items			$(340)	$109	$(0.69)

Q2 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Unrealized foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$114	$(28)	$0.26
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	34	(9)	0.08
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(13)	3	(0.03)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	2	—	—
ARO Adjustment	Phosphate	Other operating income (expense)	(28)	7	(0.06)
Environmental reserve	Phosphate	Other operating income (expense)	(37)	9	(0.08)
Land reclamation	Phosphate	Cost of goods sold	(31)	8	(0.07)
Total Notable Items			$29	$(7)	$0.07

Q1 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$51	$(12)	$0.11
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(1)	—	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
Gain on sale of Streamsong Resort	Phosphate	Other operating income (expense)	57	(14)	0.13
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	—	—	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(8)	2	(0.02)
ARO Adjustment	Phosphate	Other operating income (expense)	(20)	5	(0.04)
Environmental reserve	Phosphate	Other operating income (expense)	(6)	1	(0.01)
Total Notable Items			$61	$(15)	$0.14

Q4 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$75	$(18)	$0.16
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	14	(4)	0.03
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(1)	—	—
Fixed asset write-off	Phosphate	Other operating income (expense)	(6)	2	(0.01)
ARO Adjustment	Potash	Other operating income (expense)	3	(1)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(9)	(0.03)
Realized gain (loss) on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(20)	5	(0.04)
Environmental reserve	Phosphates	Other operating income (expense)	(44)	11	(0.09)
Hurricane Ian idle costs	Phosphates	Cost of goods sold	(30)	8	(0.07)
Insurance proceeds	Phosphates	Other operating income (expense)	5	(1)	0.01
Pension plan termination settlement	Consolidated	Other non-operating income (expense)	(42)	10	(0.09)
Environmental reserve	Potash	Other operating income (expense)	(28)	7	(0.06)
Lease termination and severance	Corporate and Other	Other operating income (expense)	(4)	1	(0.01)
Total Notable Items			$(89)	$14	$(0.22)

Q3 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(61)	$16	$(0.13)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(76)	20	(0.16)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	4	(0.02)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	14	(4)	0.03
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(12)	(0.04)
ARO Adjustment	Phosphates	Other operating income (expense)	(143)	36	(0.31)
Environmental reserve	Phosphates	Other operating income (expense)	(71)	18	(0.15)
Hurricane Ian idle costs	Phosphates	Cost of goods sold	(9)	2	(0.02)
Insurance proceeds	Phosphates	Other operating income (expense)	4	(1)	0.01
ARO Adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$(357)	$80	$(0.80)

Q2 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(227)	$57	$(0.47)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(59)	15	(0.12)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	3	(0.03)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
Realized gain (loss) on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(26)	7	(0.05)
Gain on sale of plant	Mosaic Fertilizantes	Other operating income (expense)	7	(2)	0.02
ARO Adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
Environmental reserve	Phosphates	Other operating income (expense)	(30)	7	(0.06)
Write down of investment	Corporate and Other	Other non-operating income (expense)	(12)	3	(0.02)
Inventory lower of cost or market	Corporate and Other	Cost of goods sold	(3)	1	(0.01)
Total Notable Items			$(364)	$78	$(0.79)

Q1 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$311	$(78)	$0.62
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	100	(25)	0.21
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	3	(0.02)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(18)	5	(0.03)
Fixed asset write-off	Phosphate	Other operating income (expense)	(4)	1	(0.01)
ARO Adjustment	Potash	Other operating income (expense)	(9)	2	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	9	0.03
Total Notable Items			$371	$(83)	$0.78

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphate, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(q)Includes intersegment sales.
(r)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(s)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(t)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit) from income taxes. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Consolidated Net Income (Loss)	$1,182	$1,036	$842	$523	$435	$369	$(4)	$365
Less: Consolidated Interest Expense, Net	(40)	(34)	(31)	(34)	(41)	(36)	(17)	(35)
Plus: Consolidated Depreciation, Depletion & Amortization	226	245	229	233	220	244	239	257
Plus: Accretion Expense	20	20	19	22	23	23	23	27
Plus: Share-Based Compensation Expense	16	(1)	6	6	12	9	6	6
Plus: Consolidated Provision for (Benefit from) Income Taxes	372	369	277	206	118	108	(6)	(44)
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	31	36	72	57	6	13	16	—
Plus: Notable Items not included above	(374)	361	354	84	(66)	(32)	335	—
Consolidated Adjusted EBITDA	$1,451	$2,028	$1,686	$1,051	$777	$744	$594	$646

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.